Other operating (income) expenses, net (Tables)	12 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Disclosure Of Detailed Information About Other Operating Income (Expense)

	2024	2023	2022

Listing expenses (i)	—	(319,554)	—
Gain on bargain purchase (ii)	—	—	18,295
Sales of fixed assets	19,121	2,071	8,592
Other operating income	18,449	41,673	29,872

Total	37,570	(275,810)	56,759
(i)This represents stock exchange listing service as a result of the SPAC Transaction. Refer to Note 23 for further discussion.
(ii)Acquisition of Union. See note 22.